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EXHIBIT 99.1

Supplemental Financial & Property Information
December 31, 2001

        This supplemental package should be considered along with the Company's reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company. This package has not been reviewed and audited by any outside individual or agency. No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package. Past performance may not be indicative of future performance. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission. A copy of this report is available on the Company's web site at www.PriceLegacy.com.

        Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements. The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC's web site at http://www.sec.gov, which discuss factors that could adversely affect the company's results. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

        Price Legacy uses a supplemental REIT performance measure called Funds from Operations (FFO) which is defined as net income plus depreciation and amortization expense and gains (losses) from sales of depreciable operating real estate. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles and should not be used as an indicator of cash available or as an alternative to cash flows. Price Legacy believes, however, that FFO provides relevant information about its operations and is necessary, along with net income, for an understanding of its operating results.

Supplemental Financial & Property Information

Table of Contents

Price Legacy
Mission Statement	2
About the Company	2
Third Quarter Review	2
Shareholder Information	3
Diluted Net Income & Funds from Operations per Common Share	4
Operating & Portfolio Highlights	5
Statements of Income	6
Funds from Operations and Funds Available for Distribution	7
Market/Operational Information	8
Balance Sheets	9
Property Portfolio
Portfolio Composition	10
Top Ten Tenants	12
Lease Expiration	13
Retail Vacancy & Absorption Change	13
Geographic Diversification	14
Acquisitions & Dispositions	16
Debt Schedule	17

OUR MISSION STATEMENT

        Stability and growth are paramount to the success of Price Legacy. We will, through judicious acquisition, management, development and disposition, strive to be the nation's premier open-air shopping center company.

ABOUT THE COMPANY...

        The Company acquires, operates, develops and sells open-air shopping centers nationwide. Price Legacy has 55 properties which comprise approximately 8.4 million square feet of gross leasable area. The Company manages its properties through regional offices located in California, Arizona, Utah, Virginia and Florida. Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc. Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants. The following pages summarize some information concerning the Company. If you have any questions please email us at InvestorRelations@pricelegacy.com. For more information on Price Legacy, please visit the company's web site at www.PriceLegacy.com.

FOURTH QUARTER REVIEW

        During this quarter the Company completed the acquisition of the Florida portfolio for approximately $240 million adding approximately 2.4 million square feet of gross leasable area.    The Florida portfolio contributed approximately $3 million of net income before debt service for the quarter. A loss of approximately $700,000 from the Company's hospitality properties was recognized during the quarter. The Company is marketing these properties for sale as a part of its continuing strategy to sell non-core properties. The company sold 4 properties during the quarter for approximately $47 million. The Company also celebrated the opening of Newport on the Levee in Newport, Kentucky. Newport on the Levee is Greater Cincinnati's new leisure-time center. This 10-acre, 500,000-square-foot project, located next to the Newport Aquarium along the Ohio River in Newport, provides a variety of entertainment, shopping and dining destinations in an inviting, exciting environment. The first tenants to open at Newport on the Levee were its theater entertainment venues, including Firstar IMAX Theaters, Shadowbox Cabaret and AMC Newport on the Levee 20. Other entertainment, dining and retail venues at Newport on the Levee will continue to open throughout 2002.

Shareholder Information

Corporate Offices

Price Legacy Corporation
Excel Centre
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Fax: 858-675-9405
 www.PriceLegacy.com

Exchange Listing

Common Stock:
American Stock Exchange, symbol XLG

Series A Preferred Stock:
NASDAQ, symbol PRENP

Transfer Agent and Registrar

        Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services
Stock Transfer Department
P.O. Box 54261
Terminal Annex
Los Angeles, CA 90054
Phone: 800-522-6645
 www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Email: investorrelations@pricelegacy.com

Diluted Net Income & Funds from Operations
per Common Share(1)

(1)
For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company's Form 10Q filed and 10K to be filed with the Securities and Exchange Commission.

(2)
This quarter's net income per common share and Funds from Operations per common share were significantly influenced by the weighted average shares outstanding for the quarter. Although the common shares outstanding at the end of the quarter exceeded 40 million due to the shares issued in connection with the merger on September 18, 2001, the weighted average common shares outstanding for the quarter was approximately 16 million. The effect of the additional common shares issued in the merger is that in the future, the net income per common share and Funds from Operations per common share will be less than reported this quarter.

Price Legacy Corporation
Quarterly Operating Highlights
(in thousands, except per share data)

Three Months Ended December 31, 2001
Net Income	$8,534
Net Income (loss) per common share — Diluted	$0.08
Funds from Operations before preferred dividend	$12,947
Funds from Operations available to common shareholders	$1,010
Funds from Operations per Common Share — Diluted	$0.02
EBITDA	$18,523

Portfolio Highlights

Operating Real Estate
Number of Properties	55 properties
Gross Leasable Area	8.4 million sq. ft.
Percent Leased (Retail)	92.5%
Average Rent per Leased Square Foot	$11.50
Real Estate Under Development
Redhawk Center — Temecula, CA	436,000 sq.ft.
The Shops at Old Mill — Bend, OR
Phase I (Completed)	151,977 sq.ft.
Phase II	50,000 sq.ft.
Excel Pointe Anaheim — Anaheim, CA Phase I	126,000 sq.ft.
Los Arcos — Scottsdale, AZ	553,000 sq.ft.
Glendale Commons, Glendale, AZ	To be determined
Three self-storage sites CA	434,000 sq.ft.

Price Legacy Corporation
Consolidated Statements of Income
(unaudited—amounts in thousands, except per share data)

				Predecessor
	Year Ended December 31	Year Ended December 31	Period from November 12 through December 31	Period from January 1 through November 11
	2001	2000	1999	1999
Rental revenues	$82,932	$70,771	$9,251	$57,416
Expenses
Operating and maintenance	12,158	7,699	962	7,307
Property taxes	9,821	8,582	1,412	7,252
Depreciation and amortization	11,268	9,558	1,086	10,739
General and administrative	4,311	3,085	268	2,498

Total expenses	37,558	28,924	3,728	27,796

Operating income	45,374	41,847	5,523	29,620
Interest and other
Interest expense	(16,793)	(10,931)	(848)	(5,026)
Interest income	7,490	2,708	22	482
Equity in earnings of joint ventures	608	504	—	—
Merger related costs	—	—	—	(1,819)

Total interest and other	(8,695)	(7,719)	(826)	(6,363)

Income before gain on sale of real estate and investments, net	36,679	34,128	4,697	23,257
Gain on sale of real estate and investments, net	1,322	164	—	4,717

Net income	38,001	34,292	4,697	27,974
Dividends paid to preferred stockholders	(37,442)	(33,360)	—	(33,263)

Net income (loss) applicable to common stockholders	$559	$932	$4,697	$(5,289)

Earnings per common share — basic and diluted	$ ..03	$ ..07	$ ..35	$(.40)

For complete information please see accompanying notes contained in the Company's Form 10K to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Quarterly Funds from Operations & Funds Available for Distribution

	Three Months Ended September 30, 2001(2)	Three Months Ended December 31, 2001
Funds From Operations after preferred dividends
Net Income	$9,766	$8,534
Depreciation & Amortization(1)	2,748	4,413
Gain (loss) on Sales	(161)	0

Funds from Operations (before preferred dividends)	12,353	12,947
Preferred Stock Distributions	(8,761)	(11,937)

Funds from Operations (after preferred dividends)	$3,592	$1,010
Per Common Share — Diluted	$0.22	$0.02
Funds Available for Distribution
Funds from Operations	$12,353	$12,947
Deferred Rents	(891)	(1256)
Tenant Improvements Paid	(27)	(281)
Leasing Commissions Paid	(28)	(149)
Principal Amortization of Debt — Recurring	(358)	(341)
Other CAPEX	—	—

Total Funds Available for Distribution	$11,049	$10,920
Dividends
Dividends paid per Preferred A Share	$8,465	$9,409
Dividends paid /accrued in kind per Preferred B Share	296	2,528

Total Distributions	$8,761	$11,937
Shares Outstanding	at September 30, 2001	at December 31, 2001
Weighted Average Common Shares Outstanding	16,740	40,726
Common Shares Outstanding	40,726	40,726
8 3/4% Series A Cumulative Redeemable Preferred Stock	27,269	27,413
9% Series B Convertible Redeemable Preferred Shares	19,666	19,667

(1)
Includes depreciation and amortization of joint venture partnerships.

(2)
This quarter's net income per common share and Funds from Operations per common share were significantly influenced by the weighted average share count for the quarter. Although the common shares outstanding at the end of the quarter exceeded 40 million due to the shares issued in connection with the merger on September 18, 2001, the weighted average common shares outstanding for the quarter was approximately 16 million. The effect of the additional common shares issued in the merger is that in the future, the net income per common share and Funds from Operations per common share will be less than reported this quarter.

Price Legacy Corporation
Market/Operational Information

Market Data Closing Price as of November 14, 2001 & December 31, 2001

	September 30, 2001	December 31, 2001
	($in thousands)	($in thousands)
Common Stock Information
Shares Outstanding	40,726	40,726
Market Price Per Share	$3.22	$3.16

Common Equity	$131,188	$128,694
8 3/4% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,269	27,413
Market Price Per Share	$14.95	$15.00

Series A Equity	$407,672	$411,195
9% Series B Convertible Redeemable Preferred
Shares Outstanding	19,667	19,667
Issuance Price per Share	$5.56	$5.56

Series B Equity	$109,349	$109,349
Market Capitalization Calculations
Equity Market CAP	$648,209	$649,238
Total Debt	$289,989	$503,029

Total Market CAP	$938,198	$1,152,267
Total Debt to Total Market CAP	31%	44%
Immediate Capital Availability
Cash at September 30	$23,122	$22,881
Available under Line of Credit	86,000	68,500
Total Line of Credit	$100,000	$100,000
Dividend Data
8 3/4% Series A Preferred Dividend per Share	$8,465	$9,409
9% Series B Preferred Dividend per Share (Paid in Kind)	296	2,528

Total	$8,761	$11,937
Operational Statistics
Net Income	$9,766	$8,534
Interest Expense	4,012	5,851
Depreciation and amortization	2,594	4,138
Gain on sale of Real Estate	(161)	—

EBITDA	16,211	18,523
Interest expense	4,012	5,851
Capitalized interest	430	362
Recurring principal debt payments	358	341
Other CAPEX	—	—
Preferred cash distributions	8,465	9,409

Fixed Charges	13,265	15,963
Fixed charge coverage ratio	1.22	1.16

Interest expense	4,012	5,851
Capitalized interest	430	362
Recurring principal debt payments	358	341

Debt service	4,800	6,554
Debt coverage ratio	3.38	2.44

PRICE LEGACY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31 2001	December 31 2000
ASSETS
Real estate assets
Land and land improvements	$419,151	$247,470
Building and improvements	618,222	302,915
Construction in progress	27,471	4,436

	1,064,844	554,821
Less accumulated depreciation	(19,420)	(9,365)

	1,045,424	545,456
Investment in real estate joint ventures	24,828	14,515
Cash and cash equivalents	22,881	49,996
Accounts receivable	2,706	3,032
Notes receivable	55,167	13,388
Note receivable from affiliates	—	25,377
Deferred rents	6,427	3,352
Other assets	35,961	7,289

Total assets	$1,193,394	$662,405

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Mortgages and notes payable	$452,523	$150,709
Revolving line of credit	31,500	44,300
Accounts payable and other liabilities	19,006	4,287

Total liabilities	503,029	199,296
Minority interests	595	—
Stockholders' equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,413,467 and 23,868,808 shares issued and outstanding	399,615	353,404
Series B preferred stock, cumulative, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 and 0 shares issued and outstanding	106,234	—
Common stock, $0.0001 par value, 94,691,374 shares authorized, 40,726,191 and 13,309,006 issued and outstanding	4	1
Additional paid-in capital	192,599	112,587
Accumulated other comprehensive loss	(106)	—
Warrants	3,113	—
Retained deficit	(2,324)	(2,883)
Notes receivable from officers for common shares	(9,365)	—

Total stockholders' equity	689,770	463,109

Total liabilities and stockholders' equity	$1,193,394	$662,405

For complete information please see accompanying notes contained in the Company's Form 10K to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Supplemental Disclosure — Quarter End December 31, 2001
Real Estate Portfolio — Property List

	Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Anchor Owned	Anchors Not Owned
	Retail Properties
1	Tucson	Marana	AZ	1999	40,087	40,087	100.0%	PETsMART	Costco, Home Depot
2	Mesa Pavilions	Mesa	AZ	2001	307,719	252,709	82.1%	Circuit City, PETsMART	Costco, Kmart, Target
3	Brio / Roaring Fork	Scottsdale	AZ	1998	3,700	3,700	100.0%	Roaring Fork Restaurant
4	Studio B	Scottsdale	AZ	1998	2,200	2,200	100.0%	Studio B
5	The Groves	Tempe	AZ	2001	247,995	243,795	98.3%	Circuit City, J.C. Penney	Wal-Mart
6	Chula Vista/Rancho del Rey	Chula Vista	CA	1993	6,700	6,700	100.0%	Burger King	Costco
7	Inglewood	Inglewood	CA	1984	119,880	119,880	100.0%	House2Home	Costco
8	Northridge	Northridge	CA	1988	22,000	22,000	100.0%	Barnes & Noble	Costco
9	San Diego/Rancho San Diego	Rancho San Diego	CA	1998	98,396	98,396	100.0%	Ross, Rite Aid, Petco
10	Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
11	Roseville	Roseville	CA	1997	188,493	188,493	100.0%	Sports Authority, Staples	Costco, Home Depot
12	San Diego/Carmel Mountain	San Diego	CA	1991	35,000	33,500	95.7%	Claim Jumper	Costco
13	San Diego/Morena[5]	San Diego	CA	1981	322,238	314,238	97.5%	Costco Wholesale
14	San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART, Staples	Costco
15	Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot, PETsMart	Costco
16	New Britain	New Britain	CT	1982	112,400	112,400	100.0%	Wal-Mart
17	Cypress Creek	Ft. Lauderdale	FL	2001	229,034	218,034	95.2%	Regal Cinemas, Office Depot
18	Oakwood Plaza	Hollywood	FL	2001	868,563	862,725	99.3%	Home Depot, Dave & Buster's
19	Kendale Lakes Plaza	Miami	FL	2001	404,553	403,428	99.7%	Kmart, PETsMART
20	Cross Country Place	W Palm Beach	FL	2001	357,542	346,900	97.0%	Kmart, Winn Dixie, Ross
21	Millenia Plaza[1]	Orlando	FL	2001	404,427	288,717	71.4%	Home Expo, Linens "N Things
22	Greensburg	Greensburg	IN	2001	272,893	269,693	98.8%	Wal-Mart
23	Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe's
24	Glen Burnie	Glen Burnie	MD	1985	154,661	136,931	88.5%	Sports Authority, PETsMART	Costco, Home Depot
25	Moorestown[2]	Maple Shade	NJ	1989	201,351	66,153	32.9%	Sports Authority
26	Wayne[3]	Wayne	NJ	1991	348,063	331,528	95.2%	Costco, Sports Authority
27	Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
28	Westbury	Westbury	NY	1992	398,602	398,602	100.0%	Costco, Borders, Marshall's
29	Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe's
30	Philadelphia	Bensalem	PA	1991	307,771	282,706	91.9%	Home Depot
31	Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco, Best Buy, Borders
32	Hampton	Hampton	VA	1987	45,605	45,605	100.0%	Sports Authority

				TOTAL	6,384,156	5,973,403	93.6%

	Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Anchor Owned	Anchors Not Owned
	Joint Ventures
33	Fresno (Blackstone Ventures) (50%)	Fresno	CA	1998	85,360	85,360	100.0%	Bed Bath & Beyond, Ross
34	Newport Centre (55%)	Winnipeg	Canada	1992	159,742	140,961	88.0%
35	Newport on the Levee (65%)	Newport	KY	1998	338,913	208,513	61.5%	AMC, Barnes & Noble	Newport Aquarium
36	Shops at the Old Mill District (50%)	Bend	OR	2000	151,977	104,497	68.8%	Regal Cinemas, GAP

				TOTAL	735,992	539,331	73.3%

	Self Storage
37	Azusa[4]	Azusa	CA	1998	120,615	120,615	100.0%
38	San Diego/Morena[4,5]	San Diego	CA	1981	120,962	120,962	100.0%
39	San Diego-Murphy's Canyon[4]	San Diego	CA	1997	298,000	298,000	100.0%
40	Solana Beach[4]	Solana Beach	CA	1991	316,000	316,000	100.0%

				TOTAL	855,577	855,577	100.0%

		TOTAL RETAIL PORTFOLIO			7,975,725	7,368,311	92.4%

	Non-Retail Properties
	Office Properties
41	Scottsdale City Center	Scottsdale	AZ	2000	65,823	56,304	87.8%
42	Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
43	Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Price Legacy, UBS Painewebber
44	Hollywood/Oakwood Business Ctr	Hollywood	FL	2001	141,150	129,205	91.5%	KOS Pharmaceuticals

				TOTAL	415,135	395,186	94.8%

	Hospitality
45	Grand Hotel	Grand Tuscyan	AZ	1998	121 rooms	121 rooms
46	Daniel's Head	Bermuda		2000	98 Rooms	98 Rooms

				TOTAL	—	—

	TOTAL NON-RETAIL PORTFOLIO				415,135	393,671	94.8%

	Development and Other Properties
47	Scottsdale Towers Land	Scottsdale	AZ	1998	N/A	N/A		Under Development
48	Tucson	Marana	AZ	1999	N/A	N/A		Land
49	Excel Pointe Anaheim (88%)	Anaheim	CA	1998	—	—		Under Development
50	Pacific Beach — Self Storage	San Diego	CA	2000	140,000	N/A		Under Development
51	San Juan Capistrano — Self Storage	San Juan Capistrano	CA	2000	88,000	N/A		Under Development
52	Redhawk Towne Center	Temecula	CA	1999	419,284	N/A		Under Development
53	Walnut Creek — Self Storage	Walnut Creek	CA	2000	N/A	N/A		Under Development
54	Yosemite Land	Yosemite	CA	1998	N/A	N/A		Land
55	International Business Park (50%)	Orlando	FL	1999	N/A	N/A		Land
56	Shepherd Creek	Salt Lake City	UT	2001	N/A	N/A		Land

				TOTAL	647,284	—

	TOTAL DEVELOPMENT PROPERTIES				647,284	—

		TOTAL PORTFOLIO			8,390,860	7,761,982	92.5%

NOTES:

1.
Home Depot, Linens 'N Things, and Floral Supply Mart open first quarter 2002

2.
Lowe's to open third quarter 2002.

3.
Excludes un-leasable third floor GLA

4.
Master leased for operations to Price Self-Storage

5.
Single property, two tenant types, total property count is 55.

Price Legacy Corporation
Property Portfolio

Real Estate Portfolio — Top Ten Tenants
(Ranked by Annualized Minimum Rent1)

	Tenant	Number of Leases	Leased GLA (000's)	% of Leased GLA	AMR (000's)	% of AMR
1	Costco	4	618,192	8.0%	$8,573	9.7%
2	Price Self Storage	4	855,577	11.0%	5,100	5.8%
3	Kmart	4	461,829	6.0%	4,107	4.7%
4	The Sports Authority	7	306,722	4.0%	3,780	4.3%
5	Home Depot	3	356,453	4.6%	3,505	4.0%
6	AMC	2	122,557	1.6%	2,488	2.8%
7	Marshall's	4	146,176	1.9%	2,433	2.8%
8	AT&T Wireless	1	126,005	1.6%	2,056	2.3%
9	PETsMART	7	169,890	2.2%	2,021	2.3%
10	BJ's Wholesale Club	2	218,505	2.8%	1,922	2.2%

		38	3,381,906	43.6%	$35,985	40.9%
1
Annualized Minimum Rent includes the joint-venture AMR but does not include percentage rents or expense reimbursements.

Real Estate Portfolio — Lease Expiration Schedule

Year	Total Number Leases Expiring	Leases w/Options	Leased GLA	% of Leased GLA	AMR Expiring	% of AMR
2002	49	18	314,088	4.2%	$3,660,306	4.4%
2003	41	26	186,325	2.5%	2,851,874.3	3.4%
2004	56	40	209,179	2.8%	3,408,115.6	4.1%
2005	68	45	399,781	5.4%	5,469,207.8	6.5%
2006	37	23	288,578	3.9%	4,655,533.2	5.6%
2007	28	22	140,292	1.9%	2,189,316.0	2.6%
2008	16	11	149,185	2.0%	2,059,018.6	2.5%
2009	36	27	1,361,245	18.4%	17,172,872.8	20.5%
2010	30	27	410,916	5.5%	7,149,147.4	8.5%
2011+	90	75	3,954,434	53.3%	35,223,482.0	42.0%

TOTAL	451	314	7,414,023	100.0%	$83,838,874	100.0%

Retail Vacancy & Net Absorbtion Change Analysis — Three Months Ended December 31, 2001

	Total SF	Leased SF	% Leased	Rent/Leased SF
October 1, 2001	6,529,261	6,027,269	92.3%	12.14
Acquisitions	2,405,269	2,249,009	93.5%	10.17
Net Absorption	—	14,263	—	9.61
Disposals	(544,210)	(528,559)	97.1%	15.32
December 31, 2001	8,390,680	7,761,982	92.5%	11.50

New Leases Signed Year-To-Date
(includes "Development and Other Properties")

Number	41
SF (000's)	119,571
Average Rent/SF	$17.55

Vacancies
(excludes "Development and Other Properties")

SF (000's)	627,363
Average Rate/SF	$12.75

Price Legacy Corporation
Supplemental Disclosure — Quarter End December 31, 2001
Real Estate Portfolio — Geographic Distribution

RETAIL PORTFOLIO

State / Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	5	601,701	90.2%	$11.22	$6,087,302	7.5%
Bermuda	0	N/A	N/A	N/A	0	N/A
California	15	1,994,259	99.5%	9.27	18,399,707	22.6
Canada	1	156,922	88.0%	9.44	1,478,833	1.8%
Connecticut	1	112,400	100.0%	5.97	671,100	0.8%
Florida	5	2,264,119	93.6%	10.03	21,269,238	26.1%
Indiana	2	377,152	83.8%	7.68	2,428,397	3.0%
Kentucky	1	338,913	61.5%	13.28	2,769,740	0
Maryland	1	154,661	88.5%	12.78	1,750,521	2.1%
New Jersey	2	549,414	38.4%	24.52	5,179,046	6.4%
New York	2	454,182	100.0%	18.35	8,332,028	10.2%
Ohio	1	126,400	100.0%	5.14	650,000	0.8%
Oregon	1	151,977	68.8%	16.53	1,727,284	2.1%
Pennsylvania	1	307,771	91.9%	10.82	3,059,829	3.8%
Virginia	2	383,034	100.0%	20.08	7,691,880	9.4%

	40	7,972,905	92.4%	$11.06	$81,494,907	100.0%

Region
West	21	2,747,937	96%	9.96	26,214,294	32.2%
Outside U.S.	1	156,922	88.0%	9.44	1,478,833	1.8%
East	18	5,068,046	90.7%	11.82	53,801,780	66.0%

	40	7,972,905	92.4%	$11.06	$81,494,907	100.0%

Price Legacy Corporation
Supplemental Disclosure — Quarter End December 31, 2001
Real Estate Portfolio — Geographic Distribution

NON-RETAIL PORTFOLIO

State / Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	2	65,823	87.8%	$19.36	$1,119,241	17.0%
Bermuda	1	N/A	N/A	N/A	0	N/A
California	2	208,162	100.0%	18.64	3,880,487	58.9%
Florida	1	141,150	91.5%	12.3	1,592,812	24.2%

	6	415,135	95.2%	$16.68	$6,592,540	100.0%

Region
West	4	273,985	64.1%	18.80	4,999,728	76%
Outside U.S.	1	N/A	N/A	N/A	0	N/A
East	1	141,150	0.92	12.33	1,592,812	0.24

	6	415,135	95.2%	$16.68	$6,592,540	100.0%

DEVELOPMENT AND PROPOSED ACQUISITIONS PROPERTIES

State / Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	2	N/A	N/A	N/A	N/A	N/A
California	6	647,284	N/A	N/A	N/A	N/A
Florida	1	N/A	N/A	N/A	N/A	N/A

	9	647,284	N/A	N/A	N/A	N/A

Region
West	8	647,284	N/A	N/A	N/A	N/A
Outside U.S.	—	N/A	N/A	N/A	N/A	N/A
East	1	N/A	N/A	N/A	N/A	N/A

	9	647,284	N/A	N/A	N/A	N/A

2001 Acquisitions & Dispositions Schedule

ACQUISITIONS

				Purchase Price
Property Name		Property Type(1)	Month Acquired						Anchor Tenants
	Location			Cash	Stock	Debt	Total	GLA
Land	Anaheim, CA	L	Jan-01	$23,288,000	—	$—	$23,288,000
Land	Walnut Creek, CA	L	Jan-01	2,816,000	—	—	2,816,000
Mesa Pavilions	Mesa, AZ	S	May-01	10,182,715	—	21,184,000	31,366,715	308,432	Circuit City, Sports Authority, Home Place
The Groves	Tempe, AZ	S	May-01	10,042,354	—	14,137,000	24,179,354	247,948	Circuit City, Michael's, Petsmart
Greenburg	Greenburg, IN	S	Jun-01	19,300,000	—	18,300,000	37,600,000	272,893	Wal-Mart
Oakwood Plaza	Hollywood, FL	S	Nov-01	23,377,600	—	66,734,233	90,111,833	889,956	Dave & Buster's
Oakwood Business Cnt.	Hollywood, FL	O	Nov-01	3,137,679	—	10,195,821	13,333,500	141,150	Trader Publishing Co.
Kendale Lakes Plaza	Miami, FL	S	Nov-01	7,040,695	—	29,009,305	36,050,000	402,801	K-Mart
Cross Country Plaza	West Palm Beach, FL	S	Nov-01	8,364,486	—	32,332,414	40,696,900	351,341	K-Mart, Winn Dixie
Cypress Creek Station	Ft. Lauderdale, FL	S	Nov-01	5,430,332	—	23,369,668	28,800,000	229,034	Regal Cinemas, Office Depot
Millenia Plaza	Orlando, FL	S	Nov-01	7,787,577	—	21,675,000	29,462,577	404,492	Home Depot

				$120,767,438	$—	$236,937,441	$357,704,879	829,273

DISPOSITIONS

					Selling Price
Property Name		Property Type(1)		Month Sold					Anchor Tenants
	Location				Cash	Debt	Total	GLA
Aurora	Aurora, CO	T		Jan-01	$1,592,380	—	$1,592,380	7,300	Red Robin
Scottsdale Land	Scottsdale, AZ	L	(2)	Feb-01	500,000	—	500,000	59,433	N/A
Bradshaw	Sacramento, CA	O		Jun-01	5,125,000	—	5,125,000	30,000	AT&T Cellular
Southeast San Diego	San Diego, CA	T		Sep-01	1,680,000	—	1,680,000	8,875	Burger King
Desert Fashion Plaza	Palm Springs, CA	S		Nov-01	17,021,623	—	17,021,623	96,090	Saks Fifth Ave.
Westminster Promenade	Westminster, CO	S		Dec-01	13,500,000	—	13,500,000	228,726	AMC
Seekonk Shopping Ctr.	Seekonk, MA	S		Dec-01	15,250,000	—	15,250,000	213,994	Sports Authority
Land	Tusayan, AZ	L		Dec-01	1,362,000	—	1,362,000	—	N/A

					$56,031,003	$—	$56,031,003	644,418

(1)
L - Land, S - Shopping Center, T - Single Tenant Property, O - Office

(2)
Partial sale of land

Real Estate Portfolio — Schedule of Debt

Property	Location	Interest Rate	Spread	Maturity	Balance (000's)
Fixed Rate Debt:
Property Specific Debt
Capital Lease of Excel Centre	San Diego, CA	4.30%	—	12/01/04	$11,572
Greensburg (Capital Lease)	Greensburg, IN	9.00%	—	06/05/01	18,300
Murphy Canyon	San Diego, CA	9.00%	—	04/01/04	8,681
Middleton/Lowes	Middletown, Ohio	7.625%	—	02/01/14	3,429
Terre Haute/Lowes	Terre Haute, IN	8.75%	—	06/01/03	3,440
Scottsdale City Centre	Scottsdale, AZ	8.125%	—	02/01/06	1,834
Anaheim—RIST	Anaheim, CA	6.00%	—	12/01/06	6,313
Kendale	Miami, FL	8.18%	—	02/01/09	28,986
Oakwood Plaza	Hollywood, FL	8.18%	—	02/01/09	66,681
Cross County	West Palm Beach, FL	9.00%	—	01/01/10	32,312
Cypress Creek	Ft. Lauderdale, FL	8.18%	—	02/01/09	23,351
Oakwood Business	Hollywood, FL	8.18%	—	02/01/09	10,188
Newport on the Levee	Newport, KY		—
Firstar		12.50%	—	03/01/02	4,737
IMAX
Bonds		8.50%
One North First Street	Scottsdale, AZ	8.25%	—	06/25/05

TOTAL FIXED RATE PROPERTY SPECIFIC DEBT					$219,824

Credit Facility Debt
Senior Notes		10.00%	—	11/01/04	$2,264
Convertible Debentures		9.00%	—	11/01/04	2,831

TOTAL FIXED RATE NON-PROPERTY SPECIFIC DEBT					$5,095

TOTAL FIXED RATE DEBT					$224,919
Variable Rate Debt:	Assumed Libor rate:	1.87%
Property Specific Debt
Contruction Loans Payable (self storage)	Various	Libor	2.75%	04/01/03	$7,167	[1]
Tempe/Groves	Tempe, AZ	Libor	2.05%	12/01/06	17,064
Mesa/Pavillions	Mesa, Arizona	Libor	2.05%	12/01/06	16,166
Millenia Plaza	Orlando, FL	Libor	2.25%	04/01/03	21,675
Bermuda—Bank of Butterfield	Bermuda	Bermuda Base Rate	3.00%		6,000	[2]
Newport on the Levee	Newport, KY
Construction/loan		Libor	3.10%	01/03/03	26,706
GMAC Commercial Mortgage	Various	Libor	0.98%	06/01/04	121,375

TOTAL SECURED VARIABLE RATE DEBT					$216,153

TOTAL VARIABLE RATE DEBT					$216,153
	Total Weighted Average Fixed Rate Debt:				8.25%
	Total Weighted Average Variable Rate Debt:				3.52%
Unsecured Line of Credit	Assumed Libor rate:	1.87%
	Interest Rate	Spread	Maturity	Balance
Fleet Revolver	Libor	1.75%	09/01/04	$31,500

TOTAL VARIABLE RATE DEBT				$31,500

Other	12.50%	—	04/01/02	$6,000

TOTAL FIXED RATE DEBT				$6,000

TOTAL DEBT				$478,572
IMAX Equipment Loan (to be marked paid in full in first quarter 2002 in exchange for equipment — no interest)				$5,451

				484,023	[3]
	Total Weighted Average All Debt:			5.87%

1
Uses 90-day LIBOR rate

2
Rate changes to fixed 9.25% beginning May 2002 and loan matures May 2012

3
Per financial statements

QuickLinks

  EXHIBIT 99.1
Supplemental Financial & Property Information December 31, 2001
Supplemental Financial & Property Information
Table of Contents
Shareholder Information
Diluted Net Income & Funds from Operations per Common Share(1)
Price Legacy Corporation Quarterly Operating Highlights (in thousands, except per share data)
Price Legacy Corporation Consolidated Statements of Income (unaudited—amounts in thousands, except per share data)
Price Legacy Corporation Quarterly Funds from Operations & Funds Available for Distribution
Price Legacy Corporation Market/Operational Information
PRICE LEGACY CORPORATION CONSOLIDATED BALANCE SHEETS (in thousands, except share data)
Price Legacy Corporation Property Portfolio
ACQUISITIONS
DISPOSITIONS